Exhibit 99.1

Investor Presentation
September 2010
Patrick G. Rooney
// Chairman & CEO

Forward Looking Statements
Certain statements contained in this presentation may constitute "forward-looking statements“. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange
Commission located at their website (http://www.sec.gov). In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-
looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the presentation.

Company Snapshot

Positron Introduction
A molecular imaging company focused on nuclear cardiology
Positron Corporation offers a new perspective and unique solutions for cardiac imaging through the production and distribution of molecular imaging devices and radiopharmaceutical products

Positron Introduction
Positron is made up of 2 segments based on its proprietary
technologies:
 //  Positron Emission Tomography (PET) imaging devices
 //  Radiopharmaceuticals for PET & SPECT imaging

   // Automated unit dose delivery devices

   // Radiopharmaceuticals (consumables)

History (1983-2005)
 // Formed in 1983 based on PET technologies designed by
 renowned cardiologist Dr. Gould of the University of
 Texas
 //  One of only 4 companies in the world that manufacture
 PET systems (GE, Siemens, Phillips)
 //   Research & development company that offered the best
 PET system developed for myocardial perfusion imaging

History (1983-2005)
 // Under an unfavorable reimbursement policy and
 expensive PET systems failed to claim a significant market
 share in nuclear cardiology from an older and less
 expensive technology - SPECT
 //   Tried to enter oncology imaging market but failed to
 compete with more expensive optimized for oncology
 PET/CT systems
 //  Sold 27 PET systems only to very early adopters and was never a true business enterprise with profit in mind

Transition Period: 2005-2010
 // 2005: New management, new capital, new strategy
 // Outsourced manufacturing/formed joint venture with
 leading medical equipment designer & manufacturer
 Neusoft Medical Systems (China) with a goal to develop
 state of the art PET system at a competitive price to meet
 the demands created by industry’s anticipated shift to
 cardiac PET
 // 2006: Acquired SPECT camera manufacturer to enhance a
 product portfolio of cardiac imaging devices
 // 2008: Acquired developer of automated devices for
 distribution of radiopharmaceuticals for nuclear imaging

Transition Period: 2005-2010
 // 2010: strategic alliance with Covidien, one of the world largest manufacturers of radiopharmaceuticals, for
 development of an innovative distribution model of
 radiopharmaceuticals based on Positron’s devices
 // 2010:  acquired pharmaceutical manufacturing plant for
 developing of radiopharmaceuticals and contract
 manufacturing

Major Results
 // Developed state of art PET scanner, the Attrius®, received
 FDA approval in 2009
 // The Attrius® received Frost and Sullivan’s “Most
 Innovative Medical Device of the Year” award for 2010
 // Sold 9 PET systems and expect to sell 4-6 more in 2010
  40 in 2011 and 120 in 2012. All systems sold with 3-5 year service contracts
 // The Nuclear Cardio-Assist™ automated unit dose delivery
 device for distribution of COVIDIEN radiopharmaceuticals
 to be deployed immediately

Major Results
 // Acquired full scale radiopharmaceutical manufacturing
 plant advances pharmaceutical growth plans 12 months
 ahead of schedule
 // In 2010, revenue is expected to be at least 4 times higher than in 2009
 // Positron has recently satisfied all obligations and currently carries no debt

Positron Products

Attrius®
 // Only stand-alone PET scanner in the world. The Attrius® is optimized for cardiac imaging - the scanner of choice for
              nuclear cardiologists seeking high quality PET imagery and cardiovascular specific interpretation tools
 // Combines superior technology with Positron’s proprietary disease management software
 // Low price, small footprint, ease of service, low cost of maintenance and 24/7 technical assistance

Attrius®
 // Can also imagine oncology studies which makes it the
  right system for small market multimodality hospitals and
  imaging services
 // Significantly reduces radiation exposure compared to
  traditional PET/CT scanners
 // Positron has preferential pricing that gives competitive advantages to the Company and its customers

Cardio-Assist™

Cardio-Assist™
  // Proprietary automated radiopharmaceutical unit dose
              delivery device for on-site compounding and
              dispensing of radiopharmaceutical agents used
              in molecular imaging
  // Eliminates the need for a centralized radiopharmacy
              and multiple daily deliveries
  // Provides 24/7 availability of radiopharmaceuticals,
              control of the process back to the medical
              practice, better patient management,
              elimination of personnel radiation exposure,
              less waste and less costs

Cardio-Assist™
  // A compounding aseptic contaminate isolator -
   a platform for governmental regulatory
              compliance guidelines such as USP 797
  //  Will provide Positron with recurring revenue from
              radiopharmaceutical agents used by imaging
              practices

Market Opportunity
 // Over 7,000+ nuclear imaging facilities - potential candidates for the evolution of PET imaging and direct distribution of radiopharmaceuticals
 // Nuclear Cardiology - a market demand is shifting from SPECT to PET:
  //   Reimbursement policy recently switched in favor of PET
  //   Worldwide shortage of Tc-99m - the major
                        radiopharmaceutical for SPECT
  //   Many new single dose cardiac PET imaging agents are
                        in development pipe-lines of the largest
                        radiopharmaceutical companies

Market Opportunity
 // In U.S. there are 14,000 SPECT cameras and more than 800 replacement SPECT cameras installed every year (Global
  Industry Analysis, 2008), the Company’s conservative
  estimate of the market for dedicated cardiac PET scanners
  in U.S. is to exceed $1B in device sales over the next 5 years
 // Nuclear cardiology radiopharmaceuticals - sales are
  expected to reach $2.1B by 2014 (Bio-Tech Systems, 2008)
 // Market has never been stronger for cardiac PET and
   efficient radiopharmaceutical distribution

Competitive Advantages
 // Command of market/World leader in cardiac PET
 // Unique radiopharmaceutical distribution model
 // Proprietary technologies
 // Earlier adopter of the movement from SPECT to PET
  // Experienced PET and pharmaceutical team
  // Positron’s product lines directly address the intense
  scrutiny in the marketplace for affordable healthcare

Core Focus
 // Core business focus - provide unique and innovative
  solutions for the nuclear cardiology community in
  molecular imaging technologies and radiopharmaceutical
  supply
 // Business objective - to become a sustained long term value creator for shareholders

 // Business strategy - to maximize market share in nuclear
  cardiology by offering cost-effective systems and value
  added PET and radiopharmaceuticals to end-users
  // Business model - evolution from pure sales of devices to a recurring cash generating model of  providing end-users
  with solutions of systems, services and consumables

Growth Strategy
 // Explore additional strategic interests that advance PET
  imaging systems and radiopharmaceutical distribution
 // Evaluate all organic and strategic partnership opportunities
  // Engage in more robust business development opportunities
   //   Cardiologist practices
   //   Radiopharmaceutical distribution
   //   Radiopharmaceutical manufacturing
   //   Expand product line throughout the molecular
                                             imaging industry

Note: The estimated backlog is 6, 12 and 22 PET systems in 2010-2012

Sales Mix

Management Team
// Patrick G. Rooney 47, Chief Executive Officer has served as Chairman since 2004. Mr. Rooney has an extensive financial background in  early stage companies. Mr. Rooney serves on the board of directors for Positron’s development and manufacturing joint venture with Neusoft Positron Medical Systems Co, LTD. Since March 2003, Mr. Rooney has been managing director of Solaris Opportunity Fund L.P., Positron’s largest investor.
// Joseph G. Oliverio 40, Chief Technical Officer, Director of Clinical Programs, has served as a Director since 2005. Mr. Oliverio has been instrumental in guiding Positron’s PET technology. Mr. Oliverio is a Certified Nuclear Medicine Technologist and
 has performed over 13,000 cardiac and/or oncology scans, imaged with Positron devices. Mr. Oliverio was a pioneer in operating the first freestanding heart disease reversal and prevention clinic, offering cardiac PET combined with an innovative heart disease reversal program.
// Timothy M. Gabel 40, Director of Engineering and Service, since 2006. Mr. Gabel has led Positron through all aspects of the technology transfer, product development and implementation of the Attrius® with the Company’s joint venture,
                Neusoft Positron Medical Systems. Mr. Gabel specializes in international technical project management, product research &
 development and manufacturing implementation.
// Scott Stiffler  41, Director of Manufacturing, Quality Control and Regulatory Affairs since 2008. Mr. Stiffler has extensive experience in device and drug manufacturing.  Mr. Stiffler has lead Positron’s expansion into radiopharmaceuticals and has the experience to execute all aspects of the Company’s pharmaceutical strategy from automated delivery devices to manufacturing radiopharmaceutical generators and isotopes.
// Corey N. Conn 48, Chief Financial Officer since 2005 and has served as a Director since January 2008.  Mr. Conn brings extensive financial accounting practices and public company experience.
// John Zehner 43, R.PH., RSO joined Positron through an acquisition of his company Dose Shield, Inc. in 2008.  Mr. Zehner was the creator of Positron’s automated unit dose preparation and delivery device, and has over 18 years of experience in the
 Nuclear Medicine field. Mr. Zehner has achieved the Company’s goal of delivering a commercially acceptable Nuclear
 Cardio-Assist™ device and opening Positron’s radiopharmaceutical manufacturing facility.

Investment Highlights
 // Attractive growth prospects driven by paradigm shift in
  in nuclear cardiology to more efficient imaging technologies
  (PET), better radiopharmaceutical supply and reduction of
  radiation exposure
 // Technology leadership/Products command their market
 // Recurring cash-generating business model
 // Turn-around in revenue in 2009/profitability expected in 2011
 // Zero debt/clean balance sheet
 // Experienced management team

//  investor@positron.com
//  317.576.0183
//  www.positron.com